    As filed with the Securities and Exchange Commission on November 22, 2005

                                           Registration Statement No. 333-111608

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 8

                                       TO

                             REGISTRATION STATEMENT
                                      UNDER
                                   SCHEDULE B
                                       OF
                           THE SECURITIES ACT OF 1933

                              --------------------

                           THE KOREA DEVELOPMENT BANK
                              (Name of Registrant)

                              --------------------

                              THE REPUBLIC OF KOREA
                                 (Co-Signatory)


               Names and Addresses of Authorized Representatives:

SEONG-HO PARK
OR JAE-MIN YOON                                   IN KANG CHO
Duly Authorized Representatives                   Duly Authorized Representative
in the United States of                           in the United States of
The Korea Development Bank                        The Republic of Korea
320 Park Avenue, 32nd Floor                       335 East 45th Street
New York, New York 10022                          New York, New York 10017

                                   Copies to:

                                JINDUK HAN, ESQ.
                      Cleary Gottlieb Steen & Hamilton LLP
                         39th Floor, Bank of China Tower
                                 One Garden Road
                                    Hong Kong

                              --------------------

The securities registered hereby will be offered on a delayed or continuous basis pursuant to the procedures set forth in Securities Act Release Nos. 33-6240 and 33-6424.

================================================================================

                                EXPLANATORY NOTE

     This Post-Effective Amendment No.8 to the registrant's Registration Statement under Schedule B (File No. 333-111608), declared effective by the Securities and Exchange Commission on June 24, 2005, is being filed solely for the purpose of filing Exhibit M-10 and M-11 to such Registration Statement. No changes or additions are being made hereby to the Prospectus which forms a part of such Registration Statement.

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 11. ESTIMATED EXPENSES.*

It is estimated that our expenses in connection with the sale of the debt securities, warrants and guarantees hereunder, exclusive of compensation payable to underwriters and agents, will be as follows:

SEC Registration Fee........................................................................... US$  242,700
Printing Costs.................................................................................      250,000
Legal Fees and Expenses........................................................................      450,000
Fiscal Agent Fees and Expenses.................................................................       50,000
Blue Sky Fees and Expenses.....................................................................       50,000
Rating Agencies' Fees..........................................................................      350,000
Miscellaneous (including amounts to be paid to underwriters in lieu of reimbursement of
 certain expenses).............................................................................      800,000
                                                                                                ------------

     Total                                                                                      US$2,192,700
                                                                                                ============

-----------------
*    Based on three underwritten offerings of the debt securities.


                                  UNDERTAKINGS

The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereto) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

     (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) for purposes of determining any liability under the Securities Act of 1933, as amended (the "Act"), the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1)
or (4) or Rule 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(e) for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                    CONTENTS

This Registration Statement is comprised of:

(1)  Facing Sheet.

(2)  Explanatory Note.

(3)  Part II, consisting of pages II-1 to II-13.

(4)  The following Exhibits:

A-1       -    Form of Underwriting Agreement Standard Terms, incorporated herein by reference to Exhibit A to the Registration Statement of
               The Korea Development Bank (No. 33-38873).

B-1       -    Form of Fiscal Agency Agreement, including forms of Debt
               Securities, incorporated herein by reference to Exhibit B-1 to the Registration Statement of The Korea Development Bank (No.
               33-44818).

B-2       -    Form of global Debt Security that bears interest at a fixed rate, incorporated herein by reference to Exhibit B-2 to the
               Registration Statement of The Korea Development Bank (No.
               33-38873).

B-3       -    Form of Amendment No. 1 to Fiscal Agency Agreement.**

C-1       -    Form of Warrant Agreement, including form of Warrants.*

C-2       -    Form of Guarantee Agreement, including form of Guarantees, incorporated herein by reference to Exhibit C-2 to the
               Registration Statement of The Korea Development Bank (No.
               333-97299).

C-3       -    Form of Solicitation Indemnification Agreement, incorporated herein by reference to Exhibit C-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).

D-1       -    Consent of the Governor of The Korea Development Bank (included on page II-6).

D-2       -    Power of Attorney of the Governor of The Korea Development
               Bank.**

E-1       -    Consent of the Minister of Finance and Economy of The Republic of
               Korea (included on Page II-7).

E-2       -    Power of Attorney of the Minister of Finance and Economy of The
               Republic of Korea, incorporated herein by reference to Exhibit
               E-2 to the Registration Statement of The Korea Development Bank
               (No. 333-97299).

F         -    Consent of Samil PricewaterhouseCoopers.**

G-1       -    Letter appointing certain persons as authorized agents of The
               Korea Development Bank in the United States.**

G-2       -    Letter appointing Authorized Agents of The Republic of Korea in the United States (included in Exhibit E-2) , incorporated herein by reference to Exhibit G-2 to the Registration Statement of The
               Korea Development Bank (No. 333-97299).

H         -    The Korea Development Bank Act, incorporated herein by reference to Exhibit H to the Registration Statement of The Korea
               Development Bank.

I         -    The Enforcement Decree of The Korea Development Bank Act,
               incorporated herein by reference to Exhibit I to the Registration
               Statement of The Korea Development Bank (No.333-6866).

J         -    The By-laws of The Korea Development Bank, incorporated herein by reference to Exhibit J to the Registration Statement of The Korea
               Development Bank (No.333-6866).

K-1       -    Form of Prospectus Supplement relating to The Korea Development
               Bank's Medium-Term Notes, Series C, Due Not Less Than Nine Months
               From Date of Issue (the "Series C Notes"), incorporated herein by reference to Exhibit K-1 to the Registration Statement of The
               Korea Development Bank (No.333-6866).

K-2       -    Form of Supplement to the Prospectus Supplement relating to the
               Korea Development Bank's Series C Notes, incorporated herein by reference to Exhibit K-2 to the Registration Statement of The
               Korea Development Bank (No.333-6866).

L         -    Form of Distribution Agreement between The Korea Development Bank and the Agents named therein relating to the offer an sale from time to time of the Series C Notes, incorporated herein by reference to Exhibit L to the Registration Statement of The Korea
               Development Bank (No.333-6866).

M-1       -    Opinion (including consent) of Cleary Gottlieb Steen & Hamilton
               LLP, 39(th) Floor, Bank of China Tower, One Garden Road, Hong
               Kong, United States counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**

M-2       -    Opinion (including consent) of Woo Yun Kang Jeong & Han, 12(th)
               Floor, Textile Center, 944-31, Daechi-dong, Gangnam-gu, Seoul,
               The Republic of Korea, Korean counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**

M-3       -    Opinion (including consent) of Cleary Gottlieb Steen & Hamilton
               LLP, 39(th) Floor, Bank of China Tower, One Garden Road, Hong
               Kong, United States counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to
               Exhibit M-3 to the Registration Statement of The Korea
               Development Bank (No. 333-97299).

M-4       -    Opinion (including consent) of Cleary Gottlieb Steen & Hamilton
               LLP, City Place House, 55 Basinghall Street, London EC2V 5EH,
               England, English counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit
               M-4 to the Registration Statement of The Korea Development Bank
               (No. 333-97299).

M-5       -    Opinion (including consent) of Kim & Chang, Seyang Building, 223
               Naeja-dong, Chongro-ku, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the
               Guarantees, incorporated herein by reference to Exhibit M-5 to the Registration Statement of The Korea Development Bank (No.
               333-97299).

M-6       -    Opinion (including consent) of Cleary Gottlieb Steen & Hamilton
               LLP, 39(th) Floor, Bank of China Tower, One Garden Road, Hong
               Kong, United States counsel to the Bank, in respect of the legality of The Korea Development Bank's 4.75% Notes due 2009.**

M-7       -    Opinion (including consent) of Lee & Ko, 16(th) Floor, West Wing
               POSCO Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul,
               135-777, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's 4.75%
               Notes due 2009.**

M-8       -    Opinion (including consent) of Cleary Gottlieb Steen & Hamilton
               LLP, 39(th) Floor, Bank of China Tower, One Garden Road, Hong
               Kong, United States counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating Rate Notes due
               2009.**

M-9       -    Opinion (including consent) of Lee & Ko, 16(th) Floor, West Wing
               POSCO Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul,
               135-777, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating
               Rate Notes due 2009.**

M-10      -    Opinion (including consent) of Cleary Gottlieb Steen & Hamilton
               LLP, 39(th) Floor, Bank of China Tower, One Garden Road, Hong
               Kong, United States counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating Rate Notes due
               2012.

M-11      -    Opinion (including consent) of Lee & Ko, 16(th) Floor, West Wing
               POSCO Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul,
               135-777, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating
               Rate Notes due 2012.

N-1       -    Form of the Series C Note that bears interest at a fixed rate, incorporated herein by reference to Exhibit N-1 to the
               Registration Statement of The Korea Development Bank
               (No.333-6866).

N-2       -    Form of the Series C Note that bears interest at a floating rate, incorporated herein by reference to Exhibit N-2 to the
               Registration Statement of The Korea Development Bank
               (No.333-6866).

O         -    Form of Calculation Agency Agreement between The Korea
               Development Bank and the calculation agent named therein relating to the Series C Notes that bear interest at a floating rate, incorporated herein by reference to Exhibit O to the Registration
               Statement of The Korea Development Bank (No.333-6866).

---------------------
*    May be filed by amendment.
**   Previously filed.

                     SIGNATURE OF THE KOREA DEVELOPMENT BANK

     Pursuant to the requirements of the Securities Act of 1933, as amended, The Korea Development Bank has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 22th day of November, 2005.


                                            THE KOREA DEVELOPMENT BANK

                                            By:  JICHANG YOO*+
                                                 Governor


                                            +By: /s/ In Joo Kim
                                                 -------------------------------
                                                 In Joo Kim
                                                 (Attorney-in-fact)


---------------------
* Consent is hereby given to use of his name in connection with the information specified in this Registration Statement or amendment thereto to have been supplied by him and stated on his authority.

                       SIGNATURE OF THE REPUBLIC OF KOREA

     Pursuant to the requirements of the Securities Act of 1933, as amended, The Republic of Korea has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 22th day of November, 2005.



                                            THE REPUBLIC OF KOREA


                                            By: Duck-Soo Han*+
                                                Minister of Finance and Economy


                                            +By: /s/ In Kang Cho
                                                 -------------------------------
                                                 In Kang Cho
                                                 (Attorney-in-fact)


-----------------------
* Consent is hereby given to use of his name in connection with the information specified in this Registration Statement or amendment thereto to have been supplied by him and stated on his authority.

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE
                          OF THE KOREA DEVELOPMENT BANK

     Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Korea Development Bank, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 22th day of November, 2005.



                                            +By: /s/ Seong-Ho Park
                                                 -------------------------------
                                                 Seong-Ho Park

                                                 New York Branch
                                                 The Korea Development Bank

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE
                          OF THE KOREA DEVELOPMENT BANK

     Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Korea Development Bank, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 22th day of November, 2005.



                                            +By: /s/ Jae-Min Yoon
                                                 -------------------------------
                                                 Jae-Min Yoon

                                                 New York Branch
                                                 The Korea Development Bank

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE
                            OF THE REPUBLIC OF KOREA

     Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Republic of Korea, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 22th day of November, 2005.



                                       +By: /s/ In Kang Cho
                                            ------------------------------------
                                            In Kang Cho

                                            Financial Attache
                                            Korean Consulate General in New York

                                  EXHIBIT INDEX

EXHIBIT                                                                                  PAGE
A-1     - Form of Underwriting Agreement Standard Terms, incorporated herein by reference to Exhibit A to the Registration Statement of The Korea
          Development Bank (No. 33-38873).

B-1     - Form of Fiscal Agency Agreement, including forms of Debt Securities, incorporated herein by reference to Exhibit B-1 to the Registration
          Statement of The Korea Development Bank (No. 33-44818).

B-2     - Form of global Debt Security that bears interest at a fixed rate, incorporated herein by reference to Exhibit B-2 to the Registration
          Statement of The Korea Development Bank (No. 33-38873).

B-3     - Form of Amendment No. 1 to Fiscal Agency Agreement.**

C-1     - Form of Warrant Agreement, including form of Warrants.*

C-2     - Form of Guarantee Agreement, including form of Guarantees, incorporated herein by reference to Exhibit C-2 to the Registration
          Statement of The Korea Development Bank (No. 333-97299).

C-3     - Form of Solicitation Indemnification Agreement, incorporated herein by reference to Exhibit C-3 to the Registration Statement of The Korea
          Development Bank (No. 333-97299).

D-1     - Consent of the Governor of The Korea Development Bank (included on page II-6).

D-2     - Power of Attorney of the Governor of The Korea Development Bank.**

E-1     - Consent of the Minister of Finance and Economy of The Republic of
          Korea (included on Page II-7).

E-2     - Power of Attorney of the Minister of Finance and Economy of The
          Republic of Korea, incorporated herein by reference to Exhibit E-2 to the Registration Statement of The Korea Development Bank (No.
          333-97299).

F       - Consent of Samil PricewaterhouseCoopers.**

G-1     - Letter appointing certain persons as authorized agents of The Korea
          Development Bank in the United States.**

G-2     - Letter appointing Authorized Agents of The Republic of Korea in the
          United States (included in Exhibit E-2) , incorporated herein by reference to Exhibit G-2 to the Registration Statement of The Korea
          Development Bank (No. 333-97299).

H       - The Korea Development Bank Act, incorporated herein by reference to
          Exhibit H to the Registration Statement of The Korea Development Bank.

I       - The Enforcement Decree of The Korea Development Bank Act, incorporated herein by reference to Exhibit I to the Registration Statement of The
          Korea Development Bank (No.333-6866).

J       - The By-laws of The Korea Development Bank, incorporated herein by reference to Exhibit J to the Registration Statement of The Korea
          Development Bank (No.333-6866).

K-1     - Form of Prospectus Supplement relating to The Korea Development Bank's
          Medium-Term Notes, Series C, Due Not Less Than Nine Months From Date
          of Issue (the "Series C Notes"), incorporated herein by reference to
          Exhibit K-1 to the Registration Statement of The Korea Development
          Bank (No.333-6866).

K-2     - Form of Supplement to the Prospectus Supplement relating to the Korea
          Development Bank's Series C Notes, incorporated herein by reference to
          Exhibit K-2 to the Registration Statement of The Korea Development
          Bank (No.333-6866).

L       - Form of Distribution Agreement between The Korea Development Bank and the Agents named therein relating to the offer an sale from time to time of the Series C Notes, incorporated herein by reference to
          Exhibit L to the Registration Statement of The Korea Development Bank
          (No.333-6866).

M-1     - Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP,
          39(th) Floor, Bank of China Tower, One Garden Road, Hong Kong, United
          States counsel to the Bank, in respect of the legality the Debt
          Securities (with or without Warrants).**

M-2     - Opinion (including consent) of Woo Yun Kang Jeong & Han, 12(th) Floor,
          Textile Center, 944-31, Daechi-dong, Gangnam-gu, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality the
          Debt Securities (with or without Warrants).**

M-3     - Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP,
          39(th) Floor, Bank of China Tower, One Garden Road, Hong Kong, United
          States counsel to the Bank, in respect of the legality of the
          Guarantees, incorporated herein by reference to Exhibit M-3 to the
          Registration Statement of The Korea Development Bank (No. 333-97299).

M-4     - Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP,
          City Place House, 55 Basinghall Street, London EC2V 5EH, England,
          English counsel to the Bank, in respect of the legality of the
          Guarantees, incorporated herein by reference to Exhibit M-4 to the
          Registration Statement of The Korea Development Bank (No. 333-97299).

M-5     - Opinion (including consent) of Kim & Chang, Seyang Building, 223
          Naeja-dong, Chongro-ku, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-5 to the Registration
          Statement of The Korea Development Bank (No. 333-97299).

M-6     - Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP,
          39(th) Floor, Bank of China Tower, One Garden Road, Hong Kong, United
          States counsel to the Bank, in respect of the legality of The Korea
          Development Bank's 4.75% Notes due 2009.**

M-7     - Opinion (including consent) of Lee & Ko, 16(th) Floor, West Wing POSCO
          Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul, 135-777, The
          Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's 4.75% Notes due 2009.**

M-8     - Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP,
          39(th) Floor, Bank of China Tower, One Garden Road, Hong Kong, United
          States counsel to the Bank, in respect of the legality of The Korea
          Development Bank's Floating Rate Notes due 2009.**

M-9     - Opinion (including consent) of Lee & Ko, 16(th) Floor, West Wing POSCO
          Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul, 135-777, The
          Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating Rate Notes due
          2009.**

M-10    - Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP,
          39(th) Floor, Bank of China Tower, One Garden Road, Hong Kong, United
          States counsel to the Bank, in respect of the legality of The Korea
          Development Bank's Floating Rate Notes due 2012.

M-11    - Opinion (including consent) of Lee & Ko, 16(th) Floor, West Wing POSCO
          Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul, 135-777, The
          Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating Rate Notes due 2012.

N-1     - Form of the Series C Note that bears interest at a fixed rate, incorporated herein by reference to Exhibit N-1 to the Registration
          Statement of The Korea Development Bank (No.333-6866).

N-2     - Form of the Series C Note that bears interest at a floating rate, incorporated herein by reference to Exhibit N-2 to the Registration
          Statement of The Korea Development Bank (No.333-6866).

O       - Form of Calculation Agency Agreement between The Korea Development
          Bank and the calculation agent named therein relating to the Series C
          Notes that bear interest at a floating rate, incorporated herein by reference to Exhibit O to the Registration Statement of The Korea
          Development Bank (No.333-6866).

--------------------
*    May be filed by amendment.
**   Previously filed.